UMB SCOUT FUNDS

                       Supplement dated February 29, 2008
                    to the Prospectus dated October 31, 2007
                             for the UMB Scout Funds


This Supplement updates certain information contained in the Prospectus for the UMB Scout Funds dated October 31, 2007. You should keep this Supplement with your Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling (800) 996-2862.

Effective, February 29, 2008, the Portfolio Managers section of the Prospectus relating to the UMB Scout Bond Fund shall be deleted in its entirely and replaced with the following:

Gregory E. Jerzyk and Bruce C. Fernandez are co-portfolio managers of the UMB Scout Bond Fund. Mr. Jerzyk joined UMB in April of 2007, and is Executive Vice President and Director of Portfolio Management, Trust Investments. Mr. Jerzyk has more than 25 years of trust and investment management experience, including managing equity and fixed income portfolios for high-net-worth families, corporations and institutions. Prior to joining UMB, Mr. Jerzyk was a Senior Portfolio Manager and 1st Vice President at LaSalle Bank/ABN AMRO in Chicago, Illinois from 2003-2007. Mr. Jerzyk is a graduate of Cornell College in Iowa, where he earned a bachelor's degree, and the Kellogg School of Management at Northwestern University, where he earned his masters degree in Management. Mr. Jerzyk has been employed by the Advisor since April 2007. Mr. Fernandez joined UMB and the Advisor in 2008 and is Senior Vice President and Director of Fixed Income Strategies, Asset Management. Mr. Fernandez has more than 25 years of investment management experience, including 19 years focused on fixed income investments. Prior to joining UMB in January 2008, he served in a number of capacities for the AG Edwards family of affiliated companies. Most recently, Mr. Fernandez served as the Chief Financial Officer from 2006 - 2007 and the Chief Investment Officer from 2001 - 2006 of AG Edwards Trust Company FSB. Prior to joining AG Edwards, from 1983 to 1987 he was a portfolio manager for General American Life Insurance Company. Mr. Fernandez earned his undergraduate and graduate degrees from Washington University. He is a CFA(R) charterholder, as well as a member of the CFA Society of St. Louis and the CFA Institute.

                                 UMB SCOUT FUNDS


                       Supplement dated February 29, 2008
                   to the Statement of Additional Information
                 dated October 31, 2007 for the UMB Scout Funds


This Supplement updates certain information contained in the Statement of Additional Information for the UMB Scout Funds dated October 31, 2007. You should keep this Supplement with your Statement of Additional Information for future reference. Additional copies of the Statement of Additional Information may be obtained free of charge by calling (800) 996-2862.

Effective February 21, 2008, Mr. Mark E. Osborne was elected to serve as the Chief Compliance Officer of the UMB Scout Funds. The following disclosure is added to the chart in the section "Officers and Trustees" of the Statement of Additional Information in place of the information previously provided for Mr. Bradley Kastler.


                            Positions     Term of Office
   Name, Address and        Held with      and Length of
       Birthdate              Fund          Time Served       Principal Occupation(s) During Past 5 Years
------------------------- -------------- ------------------ -------------------------------------------------
Mark E. Osborne           Chief          Indefinite,        Chief Compliance Officer, Scout Investment
c/o UMB Scout Funds       Compliance     until successor    Advisors, Inc. since November 2007; Vice
1010 Grand Boulevard      Officer        elected            President and Director of Fiduciary Services
Kansas City, Missouri                                       Compliance, UMB Financial Corporation since May
64106                                    Served as Chief    2003; Audit Officer and Project Manager, UMB
November 23, 1966                        Compliance         Financial Corporation from July 2002 to May
                                         Officer since      2003.
                                         February, 2008


Effective February 29, 2008, the Statement of Additional Information shall be revised to reflect the appointment of Messrs. Gregory E. Jerzyk and Bruce C. Fernandez as co-portfolio managers of the UMB Scout Bond Fund. Because Mr. Fernandez recently joined UMB and the Advisor, no information is presented for "Investments in the Funds" and "Other Managed Accounts" as of June 30, 2007.